Risk Management	12 Months Ended
Dec. 31, 2013
Risk Management [Abstract]
Risk Management
11.     Risk Management
11.1.     Operational risk
Ardmore is exposed to operating costs risk arising from various vessel operations. The key areas of operating risk include drydock, repair costs, insurance and piracy. Ardmore's risk management includes various strategies for technical management of drydock and repairs coordinated with a focus on measuring cost and quality. Ardmore's young fleet helps to minimize the risk. Given the potential for accidents and other incidents that may occur in vessel operations, the fleet is insured against various types of risk. Finally, Ardmore has established a set of countermeasures in order to minimize the risk of piracy attacks during voyages, particularly through the Gulf of Aden and off the coast of Africa, to make the navigation safer for sea staff and to protect Ardmore's assets.
11.2.     Foreign exchange risk
The majority of Ardmore's transactions, assets and liabilities are denominated in U.S. Dollars, the functional currency of Ardmore. Ardmore incurs certain general and operating expenses in other currencies (primarily Euro, Singapore Dollar, Pounds Sterling, Hong Kong Dollar) and as a result there is a transactional risk to Ardmore where the risk that currency fluctuations will have a negative effect on the value of Ardmore's cash flows. Such risk may have an adverse effect on Ardmore's financial condition and results of operations. Ardmore believes these adverse effects to be immaterial and have not entered into any derivative contracts for either transaction or translation risk during the year.
11.3.     Interest rate risk
Ardmore is exposed to the impact of interest rate changes primarily through borrowings that require Ardmore to make interest payments based on LIBOR. Significant increases in interest rates could adversely affect Ardmore's margins, results of operations and its ability to repay debt. Lower interest rates lower the returns on cash investments. Ardmore regularly monitors its interest rate exposure and will enter into swap arrangements to hedge its exposure where it is considered economically advantageous to do so.
11.4.     Credit risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are held across two banks—Nordea Bank and Morgan Stanley & Co. LLC. While Ardmore believes this risk of loss is low, it will keep this under review and will revise its policy for managing cash and cash equivalents if considered advantageous and prudent to do so.
Ardmore limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition. It generally does not require collateral for its trade accounts receivable.
Ardmore may have a credit risk in relation to vessel employment and at times may have multiple vessels employed by one charterer. Ardmore considers and evaluates concentration of credit risk regularly and performs on-going evaluations of these charterers for credit risk. As at December 31, 2013 Ardmore's eight vessels in operation were employed with five different charterers and the Company continuously monitors credit concentration risk.
11.5.     Liquidity risk
The principal objective in relation to liquidity is to ensure that Ardmore has access at minimum cost, to sufficient liquidity to enable it to meet its obligations as they fall due and to provide adequately for contingencies. Ardmore's policy is to manage its liquidity by strict forecasting of cash flows arising from time charter revenue, pool revenue, vessel operating expenses, general and administrative overhead and servicing of debt.